Exhibit 99.1

Occam Networks Announces Record Revenue for Q4 2004

Company More than Doubles Annual Revenue over 2003

SANTA BARBARA, Calif. – Feb. 16, 2005– Occam Networks Inc. (OTCBB: OCCM), a supplier of innovative Ethernet and IP-based loop carrier equipment to telecommunications service providers worldwide, today reported results for the fourth quarter of 2004, which ended Dec. 31, 2004. The company reported revenue for the quarter of $6.5 million, setting a new record. Fourth quarter 2004 revenues represented an increase of 46 percent over the third quarter of 2004, the company’s previous highest revenue quarter. During the quarter gross margins continued to improve, with the quarterly operating loss reduced from $3.0 million ($3.2 million on a GAAP basis) in the third quarter to $2.0 million ($2.2 million on a GAAP basis) this quarter. Non-GAAP net loss excludes non-cash expenses associated with amortization of deferred compensation. Annual revenue for 2004 was $17.3 million, more than doubling annual revenue of $7.9 million for 2003.

Results for the fourth quarter of 2004 are un-audited and will be verified when the company files its 10K report and holds it earnings release call in March. There is still one specific calculation on warrant valuation that is being reviewed, but the results of the valuation are not expected to have a material effect on our operating results as reported today. The company will announce the date and time of the earnings call at a later date.

“Occam experienced substantial revenue growth in 2004, with Q4 being our best revenue quarter ever,” said Bob Howard-Anderson, president and CEO of Occam Networks. “In 2004, we significantly increased revenue, added 31 new customers for a total of 75, and increased our gross margins. We are very pleased with the company’s progress.”

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“In January we announced additional funding from our existing investors of $5.5M which is not reflected in the December 31, 2004 balance sheet,” added Howard-Anderson.

In addition to adding 31 new customers in 2004, Occam shipped the industry’s first 48-port combination ADSL2Plus and POTS blade, as well as a 48-port ADSL2PLUS blade for the BLC 6000 System; elected three new board members, Kenneth R. Cole, Thomas Pardun, and Robert Bylin; added the BLC 6000 to the RUS list of materials; expanded its reseller network; and renewed the company’s ISO 9001:2000 Certification.

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SUMMARY FINANCIAL INFORMATION:

OCCAM NETWORKS INC.

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands $)

(Unaudited)

	Three Months Ended
	Dec 31 2004	Dec 31 2003
Net revenue	$6,481	$3,775
Cost of revenue	4,615	3,621

Gross Profit (loss)	1,866	154

Operating Expenses:
Research and product development	1,403	2,028
Sales and marketing	1,872	1,319
General and administrative	628	543

Total operating expenses	3,903	3,890

Loss from operations	(2,037)	(3,736)

Interest expense, net	(55)	(43)

Non-GAAP loss before income taxes	(2,092)	(3,779)

Income Tax (Benefit) Provision	—	(16)

Non-GAAP net loss	$(2,092)	$(3,763)

Reconciliation of non-GAAP net loss to GAAP net loss attributable to common stockholders:
Non-GAAP net loss	$(2,092)	$(3,763)
Non-GAAP exclusions:
Deferred stock-based compensation	(177)	(281)
Beneficial conversion feature on series A-2 preferred stock and warrants	(90)	(3,038)

GAAP net loss attributable to common stockholders:	$(2,359)	$(7,082)

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OCCAM NETWORKS INC.

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands $)

(Unaudited)

	Three Months Ended
	Dec 31 2004	Dec 31 2003
Net Revenue	$6,481	$3,775
Cost of revenue	4,615	3,621

Gross Profit (loss)	1,866	154

Operating Expenses (1):
Research and product development	1,555	2,236
Sales and marketing	1,894	1,367
General and administrative	631	568

Total operating expenses	4,080	4,171

Loss from operations	(2,214)	(4,017)

Interest expense, net	(55)	(43)

Loss before beneficial conversion feature and interest attributable to common stock potentially subject to rescission	(2,269)	(4,060)

Income Tax (Benefit) Provision	—	(16)

Net loss	$(2,269)	$(4,044)

Beneficial conversion feature on series A-2 preferred stock and warrants	(90)	(3,038)

Net loss attributable to common stockholders	$(2,359)	$(7,082)

(1) Amortization of deferred stock-based compensation included in:
Research and product development	$152	$208
Sales and marketing	22	48
General and Administrative	3	25

	$177	$281

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OCCAM NETWORKS INC.

Consolidated Balance Sheet

(In thousands $)

(Unaudited)

	Dec 31 2004	Dec 31 2003
Assets
Cash and cash equivalents	$4,432	$14,586
Restricted cash	2,101	935
Accounts receivable	5,217	2,342
Inventories	6,611	2,254
Prepaid and other current assets	873	1,077

Total current assets	19,234	21,194

Property and equipment, net	1,692	1,937
Other assets	183	273

Total assets	$21,109	$23,404

Liabilities, Preferred Stock and Stockholder’s Equity

Accounts payable	$6,301	$3,001
Accrued expenses	3,330	2,377
Capital lease obligations and notes payable, current	956	708

Total current liabilities	10,587	6,086

Capital lease obligations and notes payable, non-current	3,072	998

Total liabilities	13,659	7,084

Preferred stock	20,993	16,381
Preferred warrant	431	—

Common stock	268	267
Additional paid in capital	87,295	87,238
Warrants	454	454
Deferred stock compensation	(634)	(1,627)
Accumulated deficit	(101,357)	(86,393)

	(13,974)	(61)

Total Liabilities, Preferred Stock and Stockholder’s Equity	$21,109	$23,404

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Cautionary Note Concerning Forward Looking Statements

This press release contains forward-looking statements concerning our revenues and operating results for the fourth quarter of 2004 and for fiscal year 2004. The estimates disclosed in this press release are preliminary and have not been reviewed by Occam’s outside accountants. These estimates could change materially as a result of outside accountant review. Occam’s business, operating results, and financial condition are subject to numerous risks and uncertainties. These risks include, among others, the risk that our revenues will not increase as anticipated if our BLC 6000 product does not achieve market acceptance. For example, BLC 6000 products could fail to achieve market acceptance based on competitive factors, an unwillingness of telecommunication companies to make substantial capital expenditures, or a failure of these product to perform to industry standards, which may change based on technological developments. Additional risks associated with our business include general market conditions affecting the decisions of communications service providers to purchase Occam’s equipment, changes in service providers’ business models, the rate our customers deploy their networks, our customers’ ability to secure financing, the timing of order and shipments of products, mix of products sold, changes in the prices of components, Occam’s ability to maintain production volumes and secure key components, and Occam’s ability to develop new products. Please refer to Occam’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings Occam makes with the SEC for additional factors that could cause actual results to differ materially from those contained in any forward-looking statements provided today.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with GAAP, Occam Networks uses non-GAAP measures of pro forma net loss, which are adjusted from GAAP results, principally to reflect non-cash charges for amortization of deferred compensation. These non-GAAP adjustments are provided to enhance investors’ overall understanding of Occam’s current financial performance and prospects. These measures are not in accordance with generally accepted accounting principles in the United States. Occam believes the presentation of non-GAAP results provides useful information to management and investors by excluding certain expenses that it believes are not indicative of core operating results. These non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. In addition, because the Company has historically reported non-GAAP results, it believes the inclusion of non-GAAP numbers provides consistency for financial reporting. The presentation of this additional non-GAAP information should not be considered in isolation or as a substitute for the results prepared in accordance with generally accepted accounting principles in the United States.

About Occam Networks Inc.

Occam Networks Inc. develops and markets innovative Broadband Loop Carrier networking equipment that enable telephone companies to deliver voice, data and video services. Based on Ethernet and Internet Protocol (IP) technologies, Occam’s equipment allows telecommunications service providers to profitably deliver traditional phone services, as well as advanced voice-over-IP, residential and business broadband, and digital television services through a single, all-packet access network. Occam is headquartered in Santa Barbara, Calif. Additional information can be found at www.occamnetworks.com.

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Contact:

Howard Bailey	Holly Hagerman
Chief Financial Officer	Connect Public Relations
Occam Networks Inc.	+1 801 373 7888
+1 805 692 2908	hollyh@connectpr.com
hbailey@occamnetworks.com

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